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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA PIMCO RAE International Value Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

April 30, 2021

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the SA PIMCO RAE International Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”). On February 24, 2021, the Board of Trustees (the “Trustees”) of the Trust approved a new portfolio implementation agreement among Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s subadviser, Research Affiliates, LLC (“Research Affiliates”), the Portfolio’s sub-subadviser, and Parametric Portfolio Associates LLC (“Parametric”), the Portfolio’s portfolio implementer, with respect to the Portfolio (the “New Sub-Subadvisory Agreement”). The New Sub-Subadvisory Agreement became effective on March 1, 2021, which is the date Morgan Stanley acquired Eaton Vance Corp., the ultimate parent entity of Parametric (the “Transaction”). The prior portfolio implementation agreement among PIMCO, Research Affiliates and Parametric with respect to the Portfolio provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the appointment of Parametric, there were no changes to the Portfolio’s principal investment strategies or principal investment risks. The appointment of Parametric did not result in any change to the advisory fees or expenses payable by the Portfolio.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Sub-Subadvisory Agreement and Parametric.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA PIMCO RAE International Value Portfolio

P.O. Box 15570

Amarillo, Texas

79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUB-SUBADVISORY AGREEMENT FOR THE

SA PIMCO RAE INTERNATIONAL VALUE PORTFOLIO

You have received this information statement (the “Information Statement”) because you are invested in the SA PIMCO RAE International Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new portfolio implementation agreement (the “New Sub-Subadvisory Agreement”) among Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s subadviser, Research Affiliates, LLC (“Research Affiliates”), the Portfolio’s sub-subadviser, and Parametric Portfolio Associates LLC (“Parametric”), the Portfolio’s portfolio implementer, with respect to the Portfolio. Pursuant to the New Sub-Subadvisory Agreement, Parametric serves as a sub-subadviser to the Portfolio and is responsible for effecting all portfolio transactions on behalf of the Portfolio.

Prior to the effective date of the New Sub-Subadvisory Agreement, the Portfolio was also sub-subadvised by Parametric. The prior portfolio implementation agreement (the “Prior Sub-Subadvisory Agreement”) among PIMCO, Research Affiliates and Parametric provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon its assignment. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp., the ultimate parent entity of Parametric (the “Transaction”). The closing of the Transaction constituted a change in control of Parametric and therefore an assignment of the Prior Sub-Subadvisory Agreement. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, PIMCO, Research Affiliates or Parametric, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Sub-Subadvisory Agreement among PIMCO, Research Affiliates and Parametric with respect to the Portfolio at a meeting held February 24, 2021 (the “Meeting”) to be effective upon the closing of the Transaction.

The New Sub-Subadvisory Agreement is the same in all material respects as the Prior Sub-Subadvisory Agreement, except for as set forth below.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission that allows SunAmerica Asset Management, LLC (“SunAmerica”), subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about April 30, 2021.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on October 7, 2020.

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SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including PIMCO, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreement or to SunAmerica’s advisory fees in connection with the approval of the New Sub-Subadvisory Agreement. For the fiscal year ended January 31, 2021, the Portfolio paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$5,439,888	0.81%

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica equals 0.765% of the Portfolio’s average daily assets on the first $250 million and 0.740% thereafter. The Fee Waiver Agreement will continue in effect until April 30, 2022, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Advisory Fee Waiver Agreement.

The New Sub-Subadvisory Agreement

The terms and conditions and the sub-subadvisory fee rates under the New Sub-Subadvisory Agreement and Prior Sub-Subadvisory Agreement are the same in all material respects, except for the effective date of the agreements. The services currently provided by Parametric for the Portfolio will not be changed under the New Sub-Subadvisory Agreement, which include, but are not limited to, assisting PIMCO and Research Affiliates with effecting all portfolio transactions on behalf of the Portfolio. To the extent that PIMCO may delegate certain of its duties to Parametric pursuant to the New Sub-Subadvisory Agreement, any such delegation by PIMCO will in no way relieve PIMCO of its duties and obligations under the subadvisory agreement between SunAmerica and PIMCO with respect to the Portfolio (the “Subadvisory Agreement”). All such duties and obligations under the Subadvisory Agreement between SunAmerica and PIMCO will remain the sole responsibility of PIMCO as if no such delegation had occurred. PIMCO will at all times provide appropriate supervision and oversight of any such persons, and PIMCO will be fully responsible and liable for all actions or omissions to act by such persons.

The New Sub-Subadvisory Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; (ii) a vote of a majority of the Trust’s entire Board on not less than thirty (30) nor more than sixty (60) days’ written notice to Parametric; (iii) PIMCO and Research Affiliates on not less than thirty (30) nor more than sixty (60) days’ written notice to Parametric; or (iv) Parametric on sixty (60) days’ written notice to the Trust, PIMCO and Research Affiliates. The New Sub-Subadvisory Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act). The New Sub-Subadvisory Agreement is attached as Exhibit A.

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Neither SunAmerica nor the Portfolio is responsible for payment of any sub-subadvisory fees. Accordingly, approval of the New Sub-Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

Information about Parametric

Parametric is a Delaware limited liability company that holds approximately $353.51 billion in total client assets under management as of December 31, 2020. Parametric’s address is 1918 Eighth Ave., Suite 3100, Seattle WA 98101.

The following chart lists Parametric’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Parametric is 1918 Eighth Ave., Suite 3100, Seattle WA 98101.

Name and Address	Principal Occupation
Reuben Butler	Managing Director, Corporate Development
Brian Langstraat, CFA	Chief Executive Officer
Thomas Lee, CFA	Chief Investment Officer, Equities and Derivatives
James Evans, CFA	Chief Investment Officer, Fixed Income
Rob Ciro	Managing Director, Product Management
Melisa Fell	Managing Director, Human Resources
Randall Hegarty	Chief Compliance Officer
Ranjit Kapila	Chief Technology Officer and Head of Operations
James Barrett	Managing Director, Head of Client Development
Michi McDonough, CFA, CAIA	Managing Director, Head of Client and Consultant Relations

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with PIMCO or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of PIMCO, Research Affiliates or Parametric.

Parametric provides investment advisory, subadvisory or sub-subadvisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of the Portfolio. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of the Portfolio, the nature of services provided by Parametric may be different. As a sub-subadviser, Parametric may perform a more limited set of services and assume fewer responsibilities for the Portfolio than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, are set forth below.

Comparable Accounts/Funds	Assets as of 12/31/2020
PIMCO RAE International Fund	$189 million
Standard Fee for Comparable Separate Accounts	$609 million

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the New Sub-Subadvisory Agreement with respect to the Portfolio. In connection with the approval of the New Sub-Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Sub-Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

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(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Parametric;

(3)	the size and structure of the sub-subadvisory fees and any other material payments to Parametric;

(4)	the organizational capability and financial condition of Parametric, Morgan Stanley and their affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by PIMCO to Parametric for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and the amounts retained by SunAmerica with respect to the Portfolio; and (c) information regarding Parametric’s compliance and regulatory history. The Board also took into account extensive information from Parametric regarding its services provided to the Trust, which materials the Board reviewed at its October 7, 2020 meeting (the “October Meeting”) in connection with its consideration of the approval of the Prior Sub-Subadvisory Agreement.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica, PIMCO, Research Affiliates and Parametric in connection with their consideration of approval of the New Sub-Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

At the October Meeting, the Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered the performance of Parametric with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by Parametric

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Parametric. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to Parametric, the Board noted that the services currently provided by Parametric for the Portfolio will not change under the New Sub-Subadvisory Agreement. The Board further noted that Parametric would continue to be responsible for providing investment management services on a day-to-day basis. In such role, Parametric will assist PIMCO and Research Affiliates with effecting all portfolio transactions on behalf of the Portfolio, subject to the direct supervision of Research Affiliates and the ultimate supervision of PIMCO. The Board considered that, to the extent that PIMCO may delegate certain of its duties to Parametric pursuant to the New Sub-Subadvisory Agreement, any such delegation by PIMCO will in no way relieve PIMCO of its duties and obligations under the Subadvisory Agreement, and all such duties and obligations under the Subadvisory Agreement will remain the sole responsibility of PIMCO as if no such delegation had occurred.

The Board reviewed Parametric’s history, structure and size, and investment experience. The Board was informed that in management’s judgment, Parametric has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of

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Parametric who would be responsible for providing investment management services to the Portfolio as well as current and projected staffing levels. The Board considered that the personnel of Parametric who would be responsible for advising the Portfolio, including the key personnel who will be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Portfolio’s day-to-day investment management and operations is therefore expected to remain intact.

The Board also reviewed and considered Parametric’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser or sub-subadviser, as applicable, to the Portfolio. The Board considered Parametric’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Parametric’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Parametric and that there was a reasonable basis on which to conclude that Parametric would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance

At the October Meeting, the Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered that the sub-subadvisory fee rates to be paid under the New Sub-Subadvisory Agreement are the same as those under the Prior Sub-Subadvisory Agreement, noting further that there will be no change in the management fee paid by the Portfolio to SunAmerica. The Board determined that these amounts payable to Parametric under the New Sub-Subadvisory Agreement were reasonable in light of the services performed by Parametric.

The Board noted that in considering the reasonableness of the sub-subadvisory fees, it had considered expense and performance information during its consideration of the approval of the Prior Sub-Subadvisory Agreement at the October Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered performance data from management and Parametric with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by Parametric with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Board noted that the expense and performance information as a whole was useful in assessing whether Parametric will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived

The Board considered that the sub-subadvisory fees to be paid pursuant to the New Sub-Subadvisory Agreement will be paid by PIMCO and not by the Portfolio. The Board determined that the profitability to Parametric in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the New Sub-Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with the consideration of the approval of the Prior Sub-Subadvisory Agreement. The Board considered that the New Sub-Subadvisory Agreement also contains breakpoints in the fee schedule; however, since PIMCO, and not the Trust, is responsible for the payment of the fees pursuant

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to the New Sub-Subadvisory Agreement, the Trust does not directly benefit from any reduction in those fee rates. The Board also considered other potential indirect benefits to Parametric as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Parametric’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Parametric in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of New Sub-Subadvisory Agreement

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Sub-Subadvisory Agreement, including the duties and responsibilities undertaken by Parametric as discussed above. The Board also considered that the material terms of the New Sub-Subadvisory Agreement are identical to the terms of the Prior Sub-Subadvisory Agreement.

Conclusions

In reaching its decision to recommend the approval of the New Sub-Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Parametric possesses the capability and resources to perform the duties required of it under the applicable New Sub-Subadvisory Agreement.

Further, based upon its review of the New Sub-Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Sub-Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the sub-subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of March 1, 2021, there were approximately 52,407,184.62 shares outstanding of the Portfolio. As of March 1, 2021, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”) and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
1	SA VCP Dynamic Allocation Portfolio	11,397,277.84	54%
1	SA VCP Dynamic Strategy Portfolio	8,811,703.03	42%
2	AGL – Variable Separate Account	666,826.07	100%
3	AGL – Variable Annuity Account 7	6,632,934.64	22%
3	AGL – Variable Separate Account	22,686,716.44	74%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio are each a series of the Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

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Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of March 1, 2021, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of March 1, 2021.

Brokerage Commissions

For the fiscal year ended January 31, 2021, the Portfolio did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2021, the Portfolio paid an aggregate amount of $1,004,320 in shareholder services fees to AGL, USL and VALIC, each of which are affiliates of SunAmerica. In addition, the Portfolio paid $1,302 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, AGL, USL, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of AIG.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President SunAmerica Series Trust

Dated: April 30, 2021

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Exhibit A

PORTFOLIO IMPLEMENTATION AGREEMENT

AGREEMENT made as of the 1st day of March 2021.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “PIMCO” or “Subadviser”) has been retained by SunAmerica Asset Management, LLC (formerly known as SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), as investment subadviser, to provide investment advisory services to the SA PIMCO RAE International Value Portfolio (formerly, SA Templeton Foreign Value Portfolio) (the “Portfolio”), a series of the SunAmerica Series Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company (the “Trust”), pursuant to an investment subadvisory agreement dated May 1, 2008, as amended from time to time (the “Investment Subadvisory Agreement”);

WHEREAS, the Portfolio seeks to achieve its investment objective in whole or in part by investing all or a portion of its assets consistent with the Portfolio’s RAE Fundamental investment strategy described in the Portfolio’s Prospectus (as defined below), which is an investment strategy related to a methodology developed by Research Affiliates, LLC (“Research Affiliates” or “Sub-Subadviser”), pursuant to an investment sub-subadvisory agreement between the Subadviser and Research Affiliates (the “Investment Sub-Subadvisory Agreement”);

WHEREAS, under the Investment Sub-Subadvisory Agreement, the Subadviser and Sub-Subadviser agreed that they may enter into an agreement with a third party for the provision of certain portfolio implementation services that are consistent with the services to be provided by the Sub-Subadviser under the Investment Sub-Subadvisory Agreement;

WHEREAS, it is intended that an Indicative Portfolio (defined below) with respect to the Portfolio developed by Research Affiliates will be communicated to Parametric Portfolio Associates LLC, a Delaware limited liability company (the “Portfolio Implementer”), which will facilitate the appropriate implementation of the Indicative Portfolio for the Portfolio;

WHEREAS, the Subadviser and Sub-Subadviser wish to retain the Portfolio Implementer to assist the Subadviser and Sub-Subadviser in providing portfolio implementation services described herein (“Portfolio Implementation Services”) in connection with the Indicative Portfolio for the Portfolio;

WHEREAS, the Portfolio Implementer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Portfolio Implementer is willing to provide such Portfolio Implementation Services to the Subadviser and the Sub-Subadviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Subadviser, the Sub-Subadviser and the Portfolio Implementer as follows:

1.        The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Portfolio. The Trust engages in the business of investing and reinvesting the assets of the Portfolio in the manner and in accordance with the investment objective and restrictions applicable to the Portfolio as specified in the currently effective prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been or will be furnished to the Portfolio Implementer promptly. Any amendments to those documents shall be furnished to the Portfolio Implementer promptly.

2.        The Subadviser and the Sub-Subadviser hereby appoint the Portfolio Implementer to provide the Portfolio Implementation Services specified in this Agreement and the Portfolio Implementer hereby accepts such appointment and agrees to render the services herein set forth.

3.        (a)        The Portfolio Implementer shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Portfolio Implementer may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Implementer of any of its obligations hereunder, nor shall the Sub-Subadviser, the Subadviser or the Portfolio be responsible for any additional fees or expenses hereunder as a result. In all cases, the Portfolio Implementer shall remain liable as if such services were provided directly.

           (b)        The Portfolio Implementer shall not retain any other person to serve as an investment adviser, sub-adviser or portfolio implementer to the Portfolio. The Portfolio Implementer shall not pay any fee, based on the assets of the Portfolio, to any person providing research and/or investment advice to the Portfolio Implementer without the express written consent of the Subadviser.

           (c)        The Portfolio Implementer shall not be required to pay any expenses of the Portfolio other than those specifically allocated to the Portfolio Implementer in this Agreement. In particular, but without limiting the generality of the foregoing, the Portfolio Implementer shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Portfolio Implementer whose services may be involved, for any of the following expenses of the Portfolio: compensation of the Trustees who are not affiliated with the Portfolio Implementer or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Portfolio’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Portfolio), transfer agent, registrar and dividend disbursing agent of the Portfolio; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Portfolio; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

4.        (a)        Subject to the direct supervision of the Sub-Subadviser, and ultimate supervision of the Subadviser, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the Portfolio. The Sub-Subadviser shall be responsible for providing the Portfolio Implementer with a model portfolio (an “Indicative Portfolio”) for the strategy of the Portfolio, as further described in the Portfolio’s Registration Statement, and, on an ongoing basis, monitoring and supervising the implementation and any rebalancing of such Indicative Portfolio by the Portfolio Implementer. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(h) below. Additionally, the Sub-Subadviser shall provide Portfolio Implementer with instructions as to the frequency and timing of rebalancing the Portfolio to track the Indicative Portfolio. The Sub-Subadviser may utilize the Portfolio Implementer to effect transactions for the Portfolio based solely on the Indicative Portfolio created by the Sub-Subadviser and any specific restrictions or instructions communicated to the Portfolio Implementer by the Sub-Subadviser. The Portfolio Implementer shall have discretion to execute all portfolio transactions on behalf of the Portfolio necessary to implement the Indicative Portfolio specified by the Sub-Subadviser for the Portfolio. In exercising such discretion, Portfolio Implementer will seek to limit tracking error from the Indicative Portfolio but may allow the Portfolio to vary from the Indicative Portfolio subject to the supervision of the Sub-Subadviser. Additionally, Portfolio Implementer may, in its sole discretion but subject to any restrictions communicated to the Portfolio Implementer by Sub-Subadviser in writing, decline to purchase a security specified in the Indicative Portfolio, or decide to substitute a security specified in the Indicative Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided, however, that such Substitute Security shall provide similar economic exposure as the Original Security. The discretion provided to the Portfolio Implementer under this Section 4(a) shall be subject to any guidelines, limitations or restrictions provided by the Sub-Subadviser or Subadviser.

           It is understood and agreed that it shall be the responsibility of the Sub-Subadviser to oversee and monitor the services the Portfolio Implementer provides on behalf of the Portfolio, as the Sub-Subadviser’s agent hereunder, including the compliance of such services with the investment objectives, policies and restrictions applicable to the Portfolio, as stated in the Portfolio’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, and the Portfolio Implementer shall reasonably cooperate with and provide such information that is reasonably requested by Sub-Subadviser and/or Subadviser regarding its services and activities on behalf of the Portfolio to the Sub-Subadviser (and Subadviser, as applicable) to assist them in carrying out such oversight and monitoring.

           (b)        In addition to effecting all portfolio transactions on behalf of the Portfolio, the Portfolio Implementer shall be responsible for providing middle and back office operational support for the Portfolio with respect to the services the Portfolio Implementer provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Portfolio Implementer shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by the Portfolio, or calculating the net asset value of the Portfolio.

           (c)        Unless otherwise instructed by the Trust’s Board of Trustees, the Subadviser, or the Sub-Subadviser, and subject to the oversight and instruction of the Sub-Subadviser, the Portfolio Implementer shall be responsible for, as agent for the Sub-Subadviser, exercising whatever powers the Trust, the Subadviser and the Sub-Subadviser may possess with respect to any of the portfolio securities or other investments of the Portfolio, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer. The Portfolio Implementer will not file class action claim forms on behalf of the Portfolio in any class actions involving securities or issuers of securities held in, or formerly held in, the Portfolio. The Portfolio Implementer shall not implement a securities lending program for the Portfolio. The Portfolio Implementer may engage in cross-trades for the Portfolio in accordance with the Trust’s Rule 17a-7 procedures. With respect to any domestic (U.S.) securities held in the Portfolio, only Portfolio Implementer will (i) exercise “investment discretion” with respect to the Portfolio within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) exercise “investment power” with respect to the Portfolio within the meaning of Rule 13d-3 under the Exchange Act and (iii) be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder. With respect to any foreign (non-U.S.) securities held in the Portfolio, and pursuant to the Subadviser’s delegation of authority and subject to the Sub-Subadviser’s oversight, the Portfolio Implementer shall also be responsible for filing on a timely basis any holdings disclosures or other reports as Portfolio Implementer may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Portfolio’s portfolio.

           (d)        The Portfolio Implementer shall not use or otherwise disclose any non-public inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession, nor will the Portfolio Implementer seek to obtain any such information.

           (e)        Upon request, the Portfolio Implementer shall provide to the Subadviser and Sub-Subadviser, and also the officers of the Trust, administrative assistance in connection with the operation of the Portfolio, which shall include (i) compliance with all reasonable requests of the Subadviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and other regulatory authorities, and (ii) such other services as the Subadviser and/or Sub-Subadviser shall from time to time reasonably determine to be necessary or useful to the administration of the Portfolio. With respect to the services that the Portfolio Implementer is providing to the Portfolio, the Portfolio Implementer will keep the Subadviser and the Sub-Subadviser informed of developments materially affecting the Portfolio.

           (f)        The Portfolio Implementer shall provide Portfolio Implementation Services for the account of the Portfolio in accordance with the Portfolio Implementer’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Portfolio Implementer shall use the same skill and care in providing services to the Portfolio as it uses in providing services to clients and accounts for which it has full discretionary investment responsibility and shall use its best efforts to seek the overall best terms for the transactions of the Portfolio based on factors deemed relevant to the Portfolio Implementer.

           (g)        Upon request, the Portfolio Implementer shall furnish to the Subadviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information, as applicable to the Portfolio Implementer’s responsibilities under this Agreement) on the execution of the transactions of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

           (h)        The Sub-Subadviser will communicate to the Portfolio Implementer an Indicative Portfolio for the Portfolio with such frequency as deemed by the Sub-Subadviser to be necessary or appropriate and at the reasonable request of the Subadviser. The Indicative Portfolio shall include at least the following information: (i) the name of the Portfolio; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Subadviser may reasonably believe is necessary to communicate to the Portfolio Implementer for purposes of fulfilling the Sub-Subadviser’s obligations to the Subadviser, on behalf of the Portfolio, under the Investment Sub-Subadvisory Agreement.

           (i)        The Portfolio Implementer will promptly review all account reconciliation documents for the Portfolio, such as: (i) reports of current security holdings in the Portfolio; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Portfolio’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Portfolio, the Subadviser, the Sub-Subadviser or any service provider thereto (such as the Portfolio’s custodian) and will report any errors or discrepancies in such reports to the Portfolio or its designee within three business days after discovery of such discrepancies.

           (j)        Prior to entering into trades or portfolio transactions, the Portfolio Implementer will monitor the Portfolio’s compliance with the investment objectives, policies, restrictions, and all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Portfolio Implementer represents and warrants that it will manage the Portfolio in compliance with (i) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (“Subchapter M”) (“the Code”) for the Portfolio to be treated as a “regulated investment company” under Subchapter M; (ii) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (iii) the provisions of the 1940 Act and rules adopted thereunder; (iv) applicable state insurance laws solely to the extent that the Subadviser or the Sub-Subadviser has informed the Portfolio Implementer of such requirements; (v) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Subadviser or the Sub-Subadviser to the Portfolio Implementer; and (vi) the policies and procedures as adopted by the Trustees of the Trust as most recently provided by the Subadviser or the Sub-Subadviser to the Portfolio Implementer. The Portfolio Implementer shall furnish information to the Subadviser and Sub-Subadviser, as reasonably requested, for purposes of the Trust’s compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Portfolio Implementer has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Portfolio Implementer Procedures”), and the Portfolio Implementer has designated a chief compliance officer responsible for administering the Portfolio Implementer Procedures. The Portfolio Implementer will notify the Subadviser and the Sub-Subadviser promptly of any violations of such objectives, policies, restrictions and limitations.

           (k)        On occasions when the Portfolio Implementer is executing transactions in a security for the Portfolio as well as other of its clients, the Portfolio Implementer, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to seek to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Implementer may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Implementer in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and the Portfolio and to such other clients.

           (l)        In selecting broker-dealers or futures commission merchants, the Portfolio Implementer shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. The Portfolio Implementer may, as described in Portfolio Implementer’s Form ADV Part 2A, cause the Portfolio to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged in accordance with Section 28(e) under the Exchange Act. Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith and consistent with Section 28(e) of the Exchange Act that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients and applicable law. Notwithstanding the foregoing, neither the Sub-Subadviser nor the Portfolio Implementer shall enter into or engage in any transactions for the Portfolio that involve third party soft dollar arrangements.

           (m)        The Subadviser and Sub-Subadviser agree to take all steps necessary to provide the Portfolio Implementer with the authority to carry out its duties and obligations hereunder, including, but not limited to, issuing instructions to all custodians and broker-dealers as necessary to give the Portfolio Implementer all necessary authority to act on behalf of the Portfolio.

           (n)        Nothing herein shall relieve the Sub-Subadviser of its duties or responsibilities under the Investment Sub-Subadvisory Agreement. The Sub-Subadviser will develop the Indicative Portfolio and communicate such Indicative Portfolio to the Portfolio Implementer. The Portfolio Implementer is not authorized to exercise any discretion with respect to the Portfolio’s assets other than as provided in this Agreement.

           (o)        Unless specified by separate agreement, the Portfolio Implementation Services shall not include: (i) consultation with the Portfolio regarding the appropriateness of the benchmark or strategy as related to its overall investment objective (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Portfolio, including delivery of brochures and notices; or (iii) any form of custody of the Portfolio’s assets.

           (p)        None of the Subadviser, the Sub-Subadviser, nor the Portfolio Implementer will vote proxies relating to the Portfolio’s securities. The Adviser may, on certain non-routine matters, consult with the Subadviser and the Sub-Subadviser before voting proxies relating to the Portfolio’s securities.

5.        The Portfolio Implementer shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Portfolio Implementer shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Subadviser, the Sub-Subadviser, the Trust or the Portfolio in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty by the Portfolio Implementer with respect to the receipt of compensation for services and except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) on the part of the Portfolio Implementer. In no case shall the Portfolio Implementer be liable for reasonable actions taken or reasonable non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Portfolio Implementer by the Subadviser or the Sub-Subadviser. As used in this Section, the term “Portfolio Implementer,” “Sub-Subadviser,” “Sub-Adviser,” and “Trust” shall include any officers, directors/trustees, members, partners, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the respective entity.

6.        (a)        The Portfolio Implementer agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Portfolio Implementer in performance of its duties hereunder. The Portfolio Implementer will treat as confidential and proprietary information of the Portfolio all records and information relative to the Portfolio and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Portfolio, which approval shall not be unreasonably withheld, and the Portfolio Implementer shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, other regulatory authority and to its affiliates to the extent necessary to fulfill its obligations under this Agreement, or when so requested by the Portfolio.

           (b)        The Portfolio Implementer will notify the Portfolio, the Subadviser and the Sub-Subadviser in the event that the Portfolio Implementer: (i) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Implementer from providing the Portfolio Implementation Services pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Portfolio Implementer further agrees to notify the Trust and the Subadviser promptly of any statement provided by the Portfolio Implementer contained in the Portfolio’s Registration Statement regarding the Portfolio or the Portfolio Implementer that becomes untrue in any material respect. Notwithstanding any of the foregoing, to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, such information has first been publicly disclosed by the Portfolio Implementer or its ultimate parent company pursuant to Regulation FD.

7.        For the services provided and the expenses assumed pursuant to this Agreement, the Subadviser will pay the Portfolio Implementer and the Portfolio Implementer will accept as full compensation therefore a fee calculated quarterly in arrears and computed based upon the value of the Portfolio as set forth in Exhibit A at the end of each billing period. This fee will be due and payable to the Portfolio Implementer after receipt by the Subadviser of the invoice from Portfolio Implementer. Such fee will be equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Subadviser and the Portfolio Implementer (the “Portfolio Implementer Fees”). If the Portfolio Implementer Fees payable to the Portfolio Implementer pursuant to this paragraph begin to accrue after the beginning of any quarter or if this Agreement terminates before the end of any quarter, the fee for the period from such date to the end of such quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full quarter in which such effectiveness or termination occurs. Payment of said compensation shall be the sole responsibility of the Subadviser and shall in no way be an obligation of the Sub-Subadviser or the Portfolio.

8.        (a)        This Agreement shall become effective with respect to the Portfolio as of the date hereof (and, with respect to any amendment, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Portfolio for an initial period of two years and shall continue thereafter only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in accordance with the provisions of the 1940 Act and the rules and any applicable SEC guidance or relief thereunder, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

           (b)        This Agreement may be terminated with respect to the Portfolio (or any additional Portfolio) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; (ii) a vote of a majority of the Trust’s entire Board of Trustees on not less than thirty (30) nor more than sixty (60) days’ written notice to the Portfolio Implementer; (iii) the

Subadviser and the Sub-Subadviser on not less than thirty (30) nor more than sixty (60) days’ written notice to the Portfolio Implementer; or (iv) the Portfolio Implementer on sixty (60) days’ written notice to the Trust, Subadviser and Sub-Subadviser. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9.        (a)        The Portfolio Implementer shall indemnify and hold harmless the Subadviser, Sub-Subadviser, and/or the Trust (and their respective officers, directors/ trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated, respectively with the Subadviser, Sub-Subadviser, and/or the Trust) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal and other expenses) (collectively “Losses”), to which the Subadviser, the Sub-Subadviser, and/or the Trust may become subject under the 1940 Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Portfolio Implementer’s disabling conduct, including but not limited to Losses of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Portfolio Implementer or its agents in connection with this Agreement or any applicable laws and regulations; or (ii) any actions or failure to act by the Portfolio Implementer or its agents in connection with this Agreement that results in a violation of any law; provided, however, that in no case is the Portfolio Implementer’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

           (b)        Except for disabling conduct, the Subadviser shall indemnify and hold harmless the Sub-Subadviser and the Portfolio Implementer (and their respective officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated, respectively with the Sub-Subadviser or the Portfolio Implementer) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal and other expenses), of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Subadviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Subadviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Subadviser in fulfilling its obligations under this Agreement.

           (c)        Except for disabling conduct, the Sub-Subadviser shall indemnify and hold harmless the Subadviser and the Portfolio Implementer (and their respective officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated, respectively with the Subadviser or the Portfolio Implementer) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal fees and other expenses), of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Subadviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Subadviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Sub-Subadviser in fulfilling its obligations under this Agreement.

10.      Except to the extent necessary to perform the Portfolio Implementer’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Portfolio Implementer, or any affiliate of the Portfolio Implementer, or any employee of the Portfolio Implementer, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Implementer’s ability to meet its obligations to the Portfolio hereunder.

11.      It is understood that the names “PIMCO” or any derivative thereof or logo associated therewith are the valuable property of the Subadviser and its affiliates. The Portfolio Implementer (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Subadviser. It is understood that “Parametric Portfolio Associates®” and Parametric with the logo and any derivative or logo associated therewith are the valuable property of Portfolio Implementer. While Portfolio Implementer consents to the use of the marks and logos for purposes of describing Portfolio Implementer’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Portfolio Implementer and nothing in this Agreement shall be construed otherwise. It is understood that “Research Affiliates®”, “RAE®”, “RAE® Fundamental”, “RAE® Income”, “RAFI®”, “Enhanced RAFI”, “eRAFI®”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Subadviser. While the Sub-Subadviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Subadviser and nothing in this Agreement shall be construed otherwise.

12.      Any activities undertaken by the Portfolio Implementer on behalf of the Portfolio pursuant to this Agreement shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

13.      In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Portfolio Implementer hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Portfolio Implementer or its representatives of archival information including the Portfolio’s accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 does not preclude retention by the Portfolio Implementer or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Portfolio Implementer further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Portfolio Implementer hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Portfolio Implementer further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolio, as they specifically relate to the Portfolio Implementer’s responsibilities under this Agreement, are being conducted in accordance with applicable law and regulations.

14.      This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

15.      No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

16.      (a)         The Subadviser, the Sub-Subadviser and the Portfolio Implementer shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate, or as reasonably required to execute transactions on behalf of the Portfolio, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Subadviser, the Portfolio Implementer, the Subadviser or the Portfolio (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose or transmit Confidential Information with respect to the Portfolio: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Portfolio Implementer or the Sub-Subadviser, as applicable.

           (b)         Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

17.      The Portfolio Implementer will provide the Subadviser a true and complete electronic copy of the Portfolio Implementer’s Privacy Policy adopted pursuant to regulation S-P (“Privacy Notice”) and Form ADV Part 2A, as amended, (the “Form ADV”) either prior to or at the time of execution of this Agreement, and promptly at any time required by law, including any material amendment thereto or at any other time upon Subadviser’s request. The Portfolio Implementer represents and warrants that all information contained in the Form ADV is accurate and complete in all material respects. Subadviser hereby acknowledges receipt of the Portfolio Implementer’s Privacy Notice and Form ADV and consents to the electronic delivery of the Privacy Notice, Form ADV and other required notifications and disclosures via email. Subadviser’s consent to electronic delivery shall be effective and ongoing but may be revoked by Subadviser upon written notification to Portfolio Implementer. The Portfolio Implementer will also provide the Subadviser a copy of its written code of ethics complying with the requirements of the Advisers Act (the “Code of Ethics”) and will also provide the Adviser a copy of any amendment to its Code of Ethics, together with evidence of its adoption, promptly upon its adoption.

18.      No party shall be liable for or to any other party for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond a party’s control.

19.      If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20.      Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the applicable party at the addresses set forth below:

  If to Parametric Portfolio Associates:

  Parametric Portfolio Associates

  800 Fifth Avenue, Suite 2800

  Seattle, WA 98104

  Attn: Legal and Compliance Department

  Phone: (206) 694-5500

  Fax: (206) 381-2750

  Email: PPA-LegalNotices@paraport.com

  If to PIMCO:

  David C. Flattum

  Managing Director, General Counsel

  650 Newport Center Drive

  Newport Beach, CA 92660

  Phone: (949) 720-6134

  Fax: (949) 720-4590

  If to Research Affiliates:

  Asher Ailey

  Chief Legal Officer

  620 Newport Center Drive, Suite 900

  Newport Beach, CA 92660 Phone: (949) 325-8804

  legal@rallc.com

  Notice shall be deemed given upon receipt.

21.      This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Portfolio Implementation Services which may be represented by other agreements between the parties.

22.      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

23.      No breach, default or threatened breach of this Agreement by a party shall relieve the other parties of their respective obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: /s/ ROBERT O. YOUNG

Title: Managing Director

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By: /s/ ROB CIRO

Title: Head of Product

RESEARCH AFFILIATES, LLC

By: /s/ ASHER AILEY

Title: Chief Legal Officer

EXHIBIT A

(as of March 1, 2021)

Portfolio	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions) [1]

SA PIMCO RAE International Value Portfolio	0.16%	$0—$50 of net assets
	0.13%	Over $50—$100 of net assets
	0.09%	Over $100—$350 of net assets
	0.08%	Over $350 of net assets

With respect to any fee to which the Portfolio Implementer would be entitled under Section 7 of this Agreement and the fee schedule set forth in this Exhibit A to the Agreement, as may be amended from time to time, the Portfolio Implementer shall apply a “relationship discount” to the fee rates for the Portfolio, as set forth below, based on the aggregate amount of assets of any investment company, PIMCO Account, sub-advised account, private fund, other pooled vehicle or other account that is sponsored or advised by the Sub-Adviser or the Sub-Subadviser, for which the Portfolio Implementer provides Portfolio Implementation Services or other substantially similar services pursuant to a similar Portfolio Implementation Agreement between the Sub-Adviser, Sub-Subadviser and the Portfolio Implementer (the “Collective Portfolios”). The relationship discount shall be calculated based the custodian value of assets under management of the Collective Portfolios at the end of the applicable billing period. Any such relationship discount applied to the fee rates to be paid to the Portfolio Implementer for the Portfolio shall be calculated in accordance with the relationship discount schedule set forth below.

Relationship Discount

Aggregated Assets Under Management of the Collective Portfolios (Millions)	Fee Rate Discount
0 - $200	0%
$200 - $500	-20%
$500 - $1500	-30%
$1500+	-50%

1 Portfolio Assets will be calculated based on the average of the three month end market values as valued by the Portfolio custodian at the end of the applicable billing period. Portfolio Assets will be adjusted for any directed flows exceeding 1% of the market value of the Portfolio for purposes of calculating the Portfolio Implementer Fee.

EXHIBIT B

(as of March 1, 2021)

Middle and Back Office Operational Support to be Provided by the Portfolio Implementer

Support Service

1.	Account reconciliation (i.e., daily reconciliation of holdings in the Portfolio to the records of the Portfolio’s custodian, including positions, cash holdings, market value, and cost basis)

2.	Corporate action processing (i.e., voluntary election processing and maintenance of voluntary and mandatory events and monitoring of bankruptcy securities and potential processing)

3.	Trade posting, affirmation and settlement oversight, including confirmation with the counterparty

4.	Daily pricing valuation

5.	Performance calculations (i.e., daily, time-weighted, rate-of-return calculations, including gross of fee and net of fee returns).

6.	Security maintenance (i.e., new security set-up, symbol changes (such as ISIN, CUSIP, ticker) and name changes)

7.	Client Activity – New account opening, contributions, redemptions, closures, changes (including changes to custodial accounts)

8.	Custom client reporting and custom reporting as reasonably requested by Subadviser or Sub-Subadviser

10.

Failed trade aggregation, management and escalation with custodians and third party brokers management; Claims management (i.e., issuing, overseeing the claims process for overdraft charges, use of funds or penalty charges) for both domestic and international settlements

11.

Portfolio Implementer shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in Portfolio. Portfolio Implementer will, however, forward to Subadviser any information it receives regarding any legal matters involving any asset held in Portfolio. Portfolio Implementer will also provide reasonable assistance in providing historical holdings of the Portfolio for the past seven years, as applicable

12.	Benchmark management (e.g., assignment and monitoring of benchmark, performance of benchmark reporting, change of benchmark process)

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA PIMCO RAE International Value Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new sub-subadvisory agreement is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new sub-subadvisory agreement.

As discussed in the Information Statement, on February 24, 2021, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a portfolio implementation agreement (the “New Sub-Subadvisory Agreement”) among Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s subadviser, Research Affiliates, LLC (“Research Affiliates”), the Portfolio’s sub-subadviser, and Parametric Portfolio Associates LLC (“Parametric”), the Portfolio’s portfolio implementer, with respect to the Portfolio. The prior portfolio implementation agreement (the “Prior Sub-Subadvisory Agreement”) among PIMCO, Research Affiliates and Parametric automatically terminated under the 1940 Act in connection with the acquisition of Eaton Vance Corp., the ultimate parent entity of Parametric, by Morgan Stanley. On March 1, 2021, the New Sub-Subadvisory Agreement became effective and the Prior Sub-Subadvisory Agreement terminated.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 30, 2021, to all participants in a contract who were invested in the Portfolio as of the close of business on March 1, 2021. A copy of the Information Statement will remain on AIG’s website until at least April 30, 2022, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until April 30, 2022. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.